Performance Commentary | January 2022

For January 2022, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.60% and a net return of -1.63%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Index), reported a return of -2.15% for the month. On a relative basis, the HIT performed well in January despite Treasuries, which the HIT is underweight to, performing well.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate. As of January 31, 2022, the HIT had a yield advantage of 12 basis points (bps).

●	Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae permanent and construction/permanent loan certificates tightened to Treasuries by approximately 1 and 2 bps, respectively. Nominal spreads on longer maturity Fannie Mae DUS security structures also tightened, with the benchmark 10/9.5s tightening by approximately 4 bps. The HIT had 18.4% and 22.3% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities and Fannie Mae DUS securities, respectively. There were no such securities in the Barclays Aggregate.

●	The portfolio’s underweight to corporate bonds, the worst performing major sector in the Index on both an excess return and total return basis, posting a total return of -337 bps and an excess return of -115 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 25.2% of the Index as of January 2022.

●	The portfolio’s short relative duration versus the benchmark as rates sold off across the curve. The 2-, 5-, 7-, 10-, and 30-year rates increased by 45, 35, 30, 27, and 20 bps, respectively.

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were -5, -72, -98, and -125 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.4% percent of the HIT portfolio was AAA-rated or carried a government or GSE guarantee, compared to 72.1% for the Barclays Aggregate at month end.

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January 2022 Portfolio Commentary

●	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (SF MBS), the second worst performing major asset class in the benchmark on an excess return and the worst on a total return basis. The portfolio is underweight fixed rate SF MBS with a 11.8% allocation compared to 27.6% in the Barclays Aggregate.

Negative impacts to HIT’s relative performance included:

The portfolio’s underweight to Treasuries, the best performing major asset class in the Index on an excess return basis during January. The HIT portfolio had a 5.6% allocation to the sector versus 39.4% in the Barclays Aggregate at month end.

Market Data

January 2022 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.89%	0	6.99
Agencies	-1.26%	-7	3.96
Single family agency MBS (RMBS)	-1.48%	-12	4.57
Corporates	-3.37%	-115	8.42
Commercial MBS (CMBS)	-1.59%	-2	5.04
Asset-backed securities (ABS)	-0.56%	20	2.28
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	12/31/21	1/31/22	Change
1 Month	0.015%	0.030%	0.015%
3 Month	0.030%	0.180%	0.150%
6 Month	0.178%	0.455%	0.277%
1 Year	0.376%	0.772%	0.396%
2 Year	0.732%	1.179%	0.446%
3 Year	0.957%	1.377%	0.420%
5 Year	1.263%	1.609%	0.346%
7 Year	1.436%	1.738%	0.302%
10 Year	1.510%	1.777%	0.267%
20 Year	1.933%	2.175%	0.241%
30 Year	1.903%	2.108%	0.204%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

January 2022 Portfolio Commentary

Portfolio Data as of January 31, 2022

Net Assets	$6,999.86 million
Portfolio Effective Duration	6.18 years	Convexity	0.158
Portfolio Average Coupon	2.52%	Maturity	10.54 years
Portfolio Yield to Worst[1]	2.22%	Portfolio Current Yield[1]	2.49%
Number of Holdings	939	Average Price[2]	101.55

Sector Allocations: 3

Multifamily Investments	78.68%	CMBS – Agency Multifamily*	68.05%
Agency Single-Family MBS	12.29%	Agency Single-Family MBS	12.29%
U.S. Treasury	5.64%	U.S. Treasury Notes/Bonds	5.64%
AAA Private-Label CMBS	1.18%	State Housing Permanent Bonds	4.62%
Cash & Short-Term Securities	2.21%	State Housing Construction Bonds	2.96%
		Direct Construction Loans	4.23%
		Cash & Short-Term Securities	2.21%
		*Includes multifamily MBS (56.29%), MF Construction MBS (10.58%), and AAA Private-Label CMBS (1.18%).

Quality Distribution: [3]
U.S. Government or Agency	85.75%
AAA	3.42%
AA	4.39%
A	0.00%
Not Rated	4.23%
Cash	2.21%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution (based on average life):
Cash	2.21%	5-5.99 years	13.12%	0 – 1 year	3.84%
0-0.99 years	14.59%	6-6.99 years	10.97%	1 – 2.99 years	8.15%
1-1.99 years	4.57%	7-7.99 years	6.91%	3 – 4.99 years	11.55%
2-2.99 years	3.61%	8-8.99 years	9.08%	5 – 6.99 years	27.49%
3-3.99 years	9.69%	9-9.99 years	4.07%	7 – 9.99 years	37.50%
4-4.99 years	11.24%	Over 10 years	9.94%	10 – 19.99 years	8.71%
				Greater than 20 years	2.76%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

3